COOPERS
& LYBRAND

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the inclusion in Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-23493) of Franklin Valuemark Funds of our report dated February 1, 1995 on our audit of the financial statements and financial highlights for the year ended December 31, 1994.



                                            /s/ Coopers & Lybrand, L.L.P.
                                            COOPERS & LYBRAND L.L.P.



San Francisco, California
October 18, 1995